Calvert EMERGING MARKETS FOCUSED GROWTH Fund

Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information dated May 1, 2026

as may be supplemented and/or revised from time to time

The Board of Trustees of Calvert Management Series, on behalf of Calvert Emerging Markets Focused Growth Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about May 11, 2026 (the “Liquidation Date”). Effective as of the close of business on May 4, 2026, shares of the Fund will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of the Fund for the same class of shares of another fund in the Calvert family of funds prior to the Liquidation Date, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Calvert fund, please call Calvert Shareholder Services at 1-800-368-2745.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANCIAL INTERMEDIARY.

If you own Fund shares in an account maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund. If you are invested in a qualified account (such as an individual retirement account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

May 1, 2026	5.1.26

Calvert Emerging Markets Focused Growth Fund

Summary Prospectus | May 1, 2026

Share Class and Ticker Symbols
Class A	Class CA	Class I	Class R6
CEMAX	CEMCX	CMEIX	CMERX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to  http://www.calvert.com/prospectus, email a request to prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Calvert  funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in the Fund’s Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 30 of the Fund’s Prospectus and page 17  of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None[1]	1.00%	None	None
1	Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Calvert Emerging Markets Focused Growth Fund   |  Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R6
Management Fees	0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	3.13%	3.13%	3.13%	3.13%
Total Annual Fund Operating Expenses	4.25%	5.00%	4.00%	4.00%
Less Expense Reimbursement and Fee Reduction[1]	-3.01%	-3.01%	-3.01%	-3.01%
Net Annual Fund Operating Expenses	1.24%	1.99%	0.99%	0.99%
1	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.24% for Class A shares, 1.99% for Class C shares, 0.99% for Class I shares and 0.99% for Class R6 shares. This expense reimbursement will continue through May 1, 2027. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A shares	$645	$1,487	$2,341	$4,534
Class C shares	$302	$1,232	$2,262	$4,690
Class I shares	$101	$941	$1,799	$4,018
Class R6 shares	$101	$941	$1,799	$4,018

If you HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A shares	$645	$1,487	$2,341	$4,534
Class C shares	$202	$1,232	$2,262	$4,690
Class I shares	$101	$941	$1,799	$4,018
Class R6 shares	$101	$941	$1,799	$4,018

Portfolio Turnover

The  Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76%  of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies located in emerging market countries. The Fund is sub-advised by Morgan Stanley Investment Management Company (the “Sub-Adviser”).

The Sub-Adviser seeks to construct a focused portfolio of approximately 30 to 50 equity securities designed to take advantage of thematic opportunities in emerging markets. The Sub-Adviser seeks to invest in companies that it believes have the potential to outperform emerging markets generally over the long-term and which meet the responsible investing criteria described below.

Calvert Emerging Markets Focused Growth Fund |   Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

The Sub-Adviser considers an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets, core business operations and/or employees in emerging markets countries; or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.

Emerging market or developing countries are countries that major international financial institutions generally consider to be less economically mature than developed nations, such as the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe (such as the United Kingdom and France) or are countries included in the Fund’s benchmark,  MSCI Emerging Markets Index. The specific countries that comprise emerging markets or developing countries may change from time to time.

The Fund may invest in all types of equity securities, including common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. At times, the Fund’s investments may be focused in one or more sectors.

The Fund also may invest in American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored, Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies located in emerging market countries, and such investments will represent equity securities of companies located in emerging market countries for purposes of maintaining exposure of at least 80% of the Fund’s assets to such securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management or portfolio management. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Fund may lend securities. The Fund may also seek to gain exposure to common stocks through the use of equity-linked securities (such as participation notes (“p-notes”)). The Fund expects to use p-notes to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the Fund, from investing directly in the market.

The Sub-Adviser generally uses a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.”

Responsible Investing. The portfolio manager seeks to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Calvert Emerging Markets Focused Growth Fund   |  Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments, including the political and economic risks of the underlying issuer’s country and, in the case of depositary receipts traded on foreign markets, currency risk.

China Region Risk. Economies of countries in the China region differ from the U.S. economy or other foreign (including emerging) economies in various ways, such as structure, general development, government involvement, wealth distribution, interest rates, rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies and governmental actions of their principal trading partners, such as the imposition of trading restrictions and tariffs. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation, state ownership and/or other involvement. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China and operations of particular Chinese companies, which could adversely affect the value and liquidity of investments. For example, a government may restrict investment in companies or industries considered important to national interests, intervene in the financial markets, maintain strict currency controls, or impose repatriation restrictions. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers may suspend the trading of their equity securities. In addition, there is the potential of increased tariffs and restrictions (and threats thereof) on trade between the U.S. and China, concerns of which have been heightened (and realized) by recent developments in relations between the U.S., other trading partners and China, including the designation of China as a “foreign adversary” of the U.S., as well as countersanctions or countermeasures from the Chinese government that have been triggered or are expected to be triggered. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, the liquidity or price of the Fund’s direct or indirect investments in China and, therefore, the Fund. The Fund’s investments in Chinese securities are also subject to additional risks associated with differing regulatory and audit requirements in Chinese securities markets as compared to the U.S. securities market, including a lack of reliable audits and other financial information regarding many Chinese companies and heightened risk of market manipulation and fraud, which may be increased through actions taken by the Chinese government. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan, including continued threats by China to invade and control Taiwan, present a significant risk to the Fund’s investments in China. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region may have impacts on the economy of Hong Kong, and these impacts remain uncertain. Military or diplomatic moves involving China could significant adversely affect the economies and issuers in the China region and, thus, the Fund’s investments. Although China and certain other countries in the China region may be larger and/or more established than many emerging markets, markets in these countries carry the high levels of risk associated with emerging markets. Investments in China involve a risk of total loss due to government action or inaction or other adverse circumstances.

India Risk. To the extent that the Fund invests a substantial portion of its assets in Indian issuers, the value of the Fund’s assets may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy, changes in Indian law or regulations and the status of India’s relations with other countries. Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. To the extent the Fund invests a significant portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance.

Calvert Emerging Markets Focused Growth Fund |   Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class, or sector than a fund that invests more broadly.

Consumer Discretionary Sector Risk. To the extent the Fund invests a substantial portion of its assets in the consumer discretionary sector, the value of Fund shares may be particularly impacted by events that adversely affect the consumer discretionary sector. The consumer discretionary sector, which encompasses companies that sell nonessential goods and services to consumers, is sensitive to macroeconomic conditions and may be affected by changes in domestic and international economies, currency exchange and interest rates, inflationary pressures, supply chains, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns. Governmental regulation may affect the profitability of certain companies in which the Fund may invest. Companies operating in this sector may also be adversely affected by government and private litigation.

Geographic Risk. Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that invests more broadly.

Financials Sector Risk. To the extent the Fund invests a substantial portion of its assets in the financials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund’s performance. The financials sector can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the financials sector.

Information Technology Sector Risk. The value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not concentrate in companies in the information technology sector.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the  U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s  counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Smaller and Mid-Sized Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Frontier Market Investment Risk. Frontier markets are among the smallest and least mature investment markets. Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.

Calvert Emerging Markets Focused Growth Fund   |  Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Participation Note Risk. Participation notes (“P-Notes”) are subject to the risks normally associated with a direct investment in the foreign securities underlying the P-Notes. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and does not have the same rights under the P-Note as it would as the owner of the underlying security. If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. In addition, there is no assurance that there will be a trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund also may lose rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

Issuer Non-Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Responsible Investing Risk.  Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund’s performance may be impacted. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s  ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is  dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s  skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calvert Emerging Markets Focused Growth Fund |   Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

During the period shown in the bar chart above:

High Quarter	June 30, 2025	16.12%
Low Quarter	December 31, 2024	-10.23%

Average Annual Total Return (for the calendar periods ended December 31, 2025)

	One Year	Life of Fund
Class A Return Before Taxes	11.68%	9.40%
Class A Return After Taxes on Distributions	9.89%	8.74%
Class A Return After Taxes on Distributions and Sale of Class A Shares	8.96%	7.72%
Class C Return Before Taxes	15.99%	10.86%
Class I Return Before Taxes	18.14%	11.94%
Class R6 Return Before Taxes	18.24%	11.98%
MSCI Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	33.57%	18.76%

These returns reflect the maximum current sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Fund commenced operations on May 31, 2023. Investors cannot invest directly in an Index.

Source for  MSCI Emerging Markets Index: MSCI. MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

After-tax returns are calculated using the highest historical individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Morgan Stanley Investment Management Company (“MSIM Company”).

Calvert Emerging Markets Focused Growth Fund   |  Fund Summary

Calvert Emerging Markets Focused Growth Fund (Con’t)

Portfolio Manager

Name	Title	Date Began Managing Fund
Amay Hattangadi	Managing Director of MSIM Company	February 2026

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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